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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington D. C. 20549

                                  FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934

                      Date of Report:  November 28, 1997

                          SILVER BUTTE MINING COMPANY
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)

                                    IDAHO
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)

             1-5970                             82-0263301
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)

  2501 E. SHERMAN AVENUE, #215, COEUR D'ALENE, IDAHO              83814
  ____________________________________________________         __________
         (Address of Principal Executive Offices)              (Zip Code)

                             208 664-0880
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

The registrant meets the requirements of an "Inactive Party" as defined by
Section 220.3-11 of Regulation S-X. Those requirements, which describe the registrant for the fiscal year ended August 31, 1997, are as follows:

(a) Gross receipts from all sources for the fiscal year are not in excess of $100,000.
(b) The registrant has not purchased or sold any of its own stock, granted options therefor, or levied assessments upon outstanding stock.
(c) Expenditures for all purposes for the fiscal year are not in excess of $100,000.
(d) No material change in the business has occurred during the fiscal year, including any bankruptcy, reorganization, readjustment or succession or any material acquisition or disposition of plants, mines, mining equipment, mine rights, or leases; and,
(e) No exchange upon which the shares are listed, or governmental authority having jurisdiction, requires the furnishing to it or the publication of audited financial statements.

The financial statements required for purposes of reports pursuant to the Securities Exchange Act of 1934 may be unaudited.






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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


/s/  R. Richard Rice
_________________________             Date:  November 28, 1997
R. Richard Rice
Title:  President